EXHIBIT 99.1

SMTC Corporation Reports Fourth Quarter and Full Year 2019 Results

Strong Operation Efficiency Gains Led to Year-over-Year Growth, Expected to Continue in 2020

TORONTO, March 12, 2020 (GLOBE NEWSWIRE) -- SMTC Corporation (Nasdaq:SMTX), a global electronics manufacturing services provider and winners of the Frost & Sullivan’s 2019 Best Practices Award for Customer Value Leadership in the Electronics Manufacturing Services Industry, today announced its fourth quarter and full year 2019 results.

2019 Business Highlights

“We made significant progress in 2019 building a stronger company that we believe positions SMTC for long-term success,” said Ed Smith, SMTC President and CEO. From a strategic perspective, highlights included

  Expanded our customer base, including new wins in several attractive, highly regulated high growth markets
  Successfully integrated MC Assembly within a year of the acquisition
  Increased our scale and improved our operational efficiencies
  Accelerated our Gross Profit (up 98% for the full year in 2019 compared to 2018), Adjusted Net Income (up 162% for the full year in 2019 compared to 2018) and EBITDA (up 133% for the full year in 2019 compared to 2018) metrics faster than our revenue growth of 73% for the full year in 2019 compared to 2018
  Completed the closure of our Chinese manufacturing operations in Dongguan
  Strengthened our balance sheet
Fourth Quarter 2019 Financial Highlights

$s in thousands		Q4 2018	Change	Q4 2018	Change
	Q4 2019	(as reported)		Pro-forma[1]
Revenue	$90,244	$80,855	11.6%	$98,736	(8.6%)
Gross Profit	10,494	8,291	26.6%	8,236	27.4%
Gross Profit Percentage	11.6%	10.3%		8.3%
Adjusted Gross Profit[2]	12,150	9,341	30.1%	9,820	23.7%
Adjusted Gross Profit Percentage[2]	13.5%	11.6%		9.9%
Net Income (Loss)	996	(1,223)		(4,372)
Adjusted Net Income[2]	2,915	1,761	65.5%	415	65.5%
EBITDA[2]	6,693	3,401	96.8%	3,378	98.1%
EBITDA Percentage[2]	7.4%	4.2%		3.4%
Adjusted EBITDA[2]	6,956	5,320	30.8%	6,509	6.9%
Adjusted EBITDA Percentage[2]	7.7%	6.6%		6.6%
Net Debt[2]	82,140	92,320	(11.0%)	nm

Full Year 2019 Financial Highlights

$s in thousands		2018		2018
	2019	(as reported)	Change	Pro-forma[1]	Change
Revenue	$372,511	$216,131	72.4%	$345,194	7.9%
Gross Profit	37,021	21,661	70.9%	28,768	28.7%
Gross Profit Percentage	9.9%	10.0%		8.3%
Adjusted Gross Profit[2]	44,209	22,373	97.6%	35,752	23.7%
Adjusted Gross Profit Percentage[2]	11.9%	10.4%		10.4%
Net Income (Loss)	(5,995)	(448)		(11,044)
Adjusted Net Income[2]	6,881	2,630	161.6%	(183)
EBITDA[2]	19,091	8,202	132.8%	14,604	30.7%
EBITDA Percentage[2]	5.1%	3.8%		4.2%
Adjusted EBITDA[2]	24,779	10,215	142.6%	18,090	37.0%
Adjusted EBITDA Percentage[2]	6.7%	4.7%		5.2%
Net Debt[2]	82,140	92,320	(11.0%)	nm

1Pro-forma for the fourth quarter of 2018 assumes MC Assembly Holdings, Inc. (“MC Assembly”), acquired by SMTC on November 9, 2018, had been acquired on October 1, 2018, the first day of SMTC’s fourth quarter of 2018. Pro-forma for the full year 2018 assumes MC Assembly, acquired by SMTC on November 9, 2018, had been acquired on January 1, 2018, the first day of SMTC’s first quarter of 2018.

2Adjusted Gross Profit, Adjusted Gross Profit Percentage, Adjusted Net Income, EBITDA, EBITDA Percentage, Adjusted EBITDA, Adjusted EBITDA Percentage, Net Debt, Pro-forma Adjusted Gross Profit, Pro-forma Adjusted Gross Profit Percentage, Pro-forma Adjusted Net Income, Pro-forma EBITDA, Pro-forma EBITDA Percentage, Pro-forma Adjusted EBITDA and Pro-forma Adjusted EBITDA Percentage (each as defined below) are non-GAAP measures. Please refer to the section below labeled “Non-GAAP Information” and the various reconciliations to the applicable most directly comparable GAAP measures shown below in this press release.

Revenue Growth Driven by Expansion into Attractive Markets

SMTC 2019 reported revenue of $372.5 million represented a year-over-year increase of 72.4%. On a pro-forma basis, which assumes MC Assembly had been part of SMTC for the full year in 2018, 2019 revenue increased 7.9% over 2018. Revenue growth by industry sector is noted in the table below:

Industry Sector	Fiscal Year ended		Fiscal Year ended		Change
	December 29,		December 30,
	2019		2018
	$	%	$	%	$	%
Test and Measurement	118.6	31.8	45.8	21.2	72.8	159.0
Industrial, Power and Clean Technology	77.4	20.8	28.3	13.1	49.1	173.5
Retail and Payment Systems	46.1	12.4	41.6	19.3	4.5	10.8
Medical and safety	45.5	12.2	31.4	14.5	14.1	44.9
Telecom, Networking and Communications	37.2	10.0	37.4	17.3	(0.2)	(0.5)
Avionics, Aerospace and Defense	24.7	6.6	5.1	2.3	19.6	384.3
Semiconductors	23.0	6.2	26.5	12.3	(3.5)	(13.2)
Total	372.5	100.0	216.1	100.0	156.4	72.4

Management Commentary

“In the fourth quarter we continued to expand our customer base with multi-year awards in excess of $31 million from three leading global avionics, aerospace and defense technology companies, which we announced on January 8, 2020. Thus far in the first quarter of 2020, we have added four new customers and four programs from existing customers with the potential revenue in excess of $20 million,” commented Smith.

“Our successful integration of MC Assembly resulted in the ability to increase our scale and further improve our operational efficiencies,” added Smith. “Our activities also resulted in our achieving best-in-class among our Tier III EMS peers for key performance measures, including Gross Profit Percentage, Adjusted EBITDA and Adjusted EBITDA Percentage all of which increased even faster than our revenue growth,” Smith reported.

SMTC reported a Net Loss of $6 million in 2019, compared to a Net Loss of $0.4 million in 2018. The increased loss was primarily due to restructuring charges of $8.0 million incurred in 2019 related to the closure of the China manufacturing facility and the elimination of redundancies associated with the acquisition of Mc Assembly, in addition to amortization of intangible assets of $7.2 million, partially offset by a change in fair value of contingent consideration resulting in a gain of $3.1 million.

SMTC’s expanding sales and focus on operational efficiency enabled the company to report fourth quarter 2019 Adjusted Net Income of $2.9 million, an improvement of 65.5%, compared to the fourth quarter of 2018. 2019 Adjusted Net Income increased by 161.6% to $6.9 million. Pro-forma Adjusted Net Income was $6.9 million in 2019, an improvement compared to a Pro-forma Adjusted Net Loss of $0.2 million in 2018.

“I am also pleased to report that we have completed the closure of our Chinese manufacturing operations. Since choosing to not renew our lease in Dongguan, we have transitioned most of our customers from this China manufacturing site to our North American locations. We also remain on track to complete the move of our manufacturing equipment from Dongguan to our North American sites. Although we are exiting China from a manufacturing perspective, we are maintaining a small team in the Dongguan area to support our global engineering, supply chain, and supplier quality engineering activities as well as a procurement and logistic group in Hong Kong, China. Our team has done an excellent job of communicating our operational changes to our customers and we have seen strong customer loyalty as a result,” commented Smith.

Outlook for 2020

“While we are becoming less dependent on our presence in China from a manufacturing perspective, we are carefully monitoring the impact of COVID-19 (coronavirus) and keeping our customers abreast of our efforts to mitigate its impact on our ability to meet their production requirements. Recognizing that customer demand can change due to additional supply chain interruptions, at this time we have seen low impact on our business as a result of the coronavirus,” said Smith.

“With the integration of MC Assembly completed, we are looking forward to another year of growth in 2020. We are reaffirming the guidance we previously provided on September 19, 2019 for the full year 2020 with expected revenue ranging between $390 and $410 million,” added Smith.

“Based on the gains we made in operational efficiency, we expect Adjusted EBITDA to accelerate faster than our revenue growth. Our current outlook for 2020 is for our Adjusted EBITDA to range between $29.0 and $31.0 million, which would be an improvement of 17% to 25% compared to 2019 reported results,” added Smith.

“We also remain focused on further strengthening our balance sheet in 2020 by further reducing our debt-to-EBITDA ratio. At the time of the MC Assembly acquisition, our debt-to-EBITDA ratio stood at 4.67. Our Rights Offering and Registered Direct Offering, both completed in June 2019, and improving performance in 2019, have enabled us to reduce that ratio to 2.85, excluding leases, as of the end of 2019,” reported Smith. “Based on our current projections, we are targeting to have the debt-to-EBITDA ratio under 2.25 by the end of 2020.”

Financial Results Conference Call

SMTC will host a conference call which will start at 8:30 a.m. Eastern Time on Friday, March 13, 2020. The conference call can be accessed by visiting the Investor Relations section of SMTC’s web site on the Investor Relations Calendar page at https://www.smtc.com/investors/news-events/ir-calendar or dialing 1-877-317-6789 (for U.S. participants) or 1-412-317-6789 (for participants outside of the U.S. ten minutes prior to the start of the call and request to join the SMTC Corporation’s Fourth Quarter and Full Year 2019 Results Conference Call.

The conference call will be available for rebroadcast from the Investor Relations section of SMTC’s web site on the Investor Relations Calendar page.

Non-GAAP information

Adjusted Gross Profit, Adjusted Gross Profit Percentage, Adjusted Net Income, EBITDA, Adjusted EBITDA, Adjusted EBITDA Percentage, Net Debt, Pro-forma Adjusted Gross Profit, Pro-forma Adjusted Gross Profit Percentage, Pro-forma Adjusted Net Income, Pro-forma EBITDA, Pro-forma EBITDA Percentage, Pro-forma Adjusted EBITDA and Pro-forma Adjusted EBITDA Percentage are non-GAAP measures and are referred to herein as “Non-GAAP Financial Measures.” Adjusted Gross Profit is computed as gross profit excluding amortization of intangible assets and unrealized foreign exchange gains or losses on unsettled forward foreign exchange contracts. Adjusted Gross Profit Percentage is computed as Adjusted Gross Profit divided by revenue. Adjusted Net Income is computed as net income (loss) excluding before amortization of intangible assets, unrealized foreign exchange gain on unsettled forward exchange contracts, restructuring charges, stock-based compensation, fair value adjustment of warrant liability, merger and acquisition related expenses and fair value adjustment to contingent consideration. EBITDA is defined as net income (loss) before interest, taxes, depreciation and amortization. Adjusted EBITDA is computed as EBITDA, as further adjusted to exclude restructuring charges, stock-based compensation, fair value adjustment of warrant liability, merger and acquisition related expenses, fair value adjustment to contingent consideration and unrealized foreign exchange gains and losses on unsettled forward foreign exchange contracts. Adjusted EBITDA Percentage is computed as Adjusted EBITDA divided by revenue. Net Debt is computed as Total debt minus cash. Pro-forma Adjusted Gross Profit, Pro-forma Adjusted Gross Profit Percentage, Pro-forma Adjusted Net Income, Pro-forma EBITDA, Pro-forma EBITDA Percentage, Pro-forma Adjusted EBITDA and Pro-forma Adjusted EBITDA Percentage are computed as Adjusted Gross Profit, Adjusted Gross Profit Percentage, Adjusted Net Income, EBITDA, EBITDA Percentage, Adjusted EBITDA and Adjusted EBITDA Percentage, in each case, after assuming that MC Assembly, acquired by SMTC on November 9, 2018, had been acquired by SMTC on October 1, 2018, the first day of SMTC’s fourth quarter of 2018, with respect to the fourth quarter of 2018, or January 1, 2018, the first day of SMTC’s first quarter of 2018, with respect to the first quarter of 2018, as applicable. Reconciliations of Adjusted Gross Profit to gross profit, Adjusted Gross Profit Percentage to gross profit percentage, Adjusted Net Income to net income (loss), EBITDA to net income (loss), EBITDA Percentage to net income (loss) percentage, Net Debt to total debt, Adjusted EBITDA to net income (loss), Adjusted EBITDA Percentage to net income (loss) percentage, Pro-forma Adjusted Gross Profit to gross profit, Pro-forma Adjusted Gross Profit Percentage to gross profit percentage, Pro-forma Adjusted Net Income to net income (loss), Pro-forma EBITDA to net income (loss), Pro-forma EBITDA Percentage to net income (loss) percentage, Pro-forma Adjusted EBITDA to net income (loss) and Pro-forma Adjusted EBITDA Percentage to net income (loss) percentage are each included in the attachment. Management believes that these Non-GAAP Financial Measures, when used in conjunction with GAAP financial measures, provide useful information about operating results, enhance the overall understanding of past financial performance and future prospects, and allow for greater transparency with respect to the key metrics SMTC uses in its financial and operational decision making. These Non-GAAP Financial Measures are also frequently used by analysts, investors and other interested parties to evaluate companies in SMTC’s industry. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and they should not be construed as an inference that SMTC’s future results will be unaffected by any items adjusted for in these Non-GAAP Financial Measures. In evaluating these non-GAAP measures, you should be aware that in the future SMTC may incur expenses that are the same as or similar to some of those adjusted in the presentation below. The Non-GAAP Financial Measures that SMTC uses are not necessarily comparable to similarly titled measures used by other companies due to different methods of calculation.

Forward-Looking Statements

The statements contained in this release that are not purely historical are forward-looking statements, which involve risk and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements. These statements may be identified by their use of forward looking terminology such as  “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other and similar words, and include, but are not limited to, statements regarding SMTC’s expected growth, revenue, Adjusted EBITDA, debt-to-EBITDA ratio, and other future financial results, SMTC’s long-term success,  the benefits of SMTC’s implementation of operational efficiencies and SMTC’s transition of manufacturing equipment from Dongguan, China to North American sites, and the anticipated effect of COVID-19 on SMTC’s operations and ability to meet customers’ production requirements.  For these statements, SMTC claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Risks and uncertainties that may cause future results to differ from forward looking statements include the challenges of managing quickly expanding operations, integrating acquired companies, ceasing manufacturing in China, fluctuations in demand for customers' products and changes in customers' product sources, competition in the electronics manufacturing services industry, component shortages, disruptions to the supply chain due to COVID-19 and others risks and uncertainties discussed in SMTC’s most recent filings with the Securities and Exchange Commission. The forward-looking statements contained in this release are made as of the date hereof and SMTC assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ materially from those projected in the forward-looking statements.

About SMTC

SMTC Corporation was founded in 1985 and acquired MC Assembly Holdings, Inc. in November 2018.  SMTC has more than 50 manufacturing and assembly lines in the United States and Mexico which creates a powerful low-to-medium volume, high-mix, end-to-end global electronics manufacturing services (EMS) provider. With local support and expanded manufacturing capabilities globally, including fully integrated contract manufacturing services with a focus on global original equipment manufacturers and emerging technology companies, including those in the Defense and Aerospace, Industrial, Power and Clean Technology, Medical and Safety, Retail and Payment Systems, Semiconductors and Telecom, Networking and Communications; and Test and Measurement industries. As a mid-size provider of end-to-end EMS, SMTC provides printed circuit boards assemblies production, systems integration and comprehensive testing services, enclosure fabrication, as well as product design, sustaining engineering and supply chain management services. SMTC services extend over the entire electronic product life cycle from the development and introduction of new products through to the growth, maturity and end-of-life phases. For further information on SMTC Corporation, please visit our website at www.smtc.com.

Consolidated Statements of Operations and Comprehensive Income

	Three months ended		Twelve months ended
(Expressed in thousands of U.S. dollars, except number of shares and per share amounts)	December 29, 2019	December 30, 2018	December 29, 2019	December 30, 2018
(unaudited)

Revenue	$90,244	$80,855	$372,511	$216,131
Cost of sales	79,750	72,564	335,490	194,470
Gross profit	10,494	8,291	37,021	21,661
Selling, general and administrative expenses	7,132	7,224	27,040	18,062
Change in fair value of contingent consideration	-	-	(3,050)	-
Change in fair value of warrant liability	640	111	(279)	111
Write-down of property,plant and equipment	-	-	-	-
Loss on disposal of property,plant and equipment	-	(33)	-	(30)
Restructuring charges	(669)	18	7,955	172

Operating earnings	3,391	971	5,355	3,346
Interest expense	2,213	1,922	10,562	3,117
Income (loss) before income taxes	1,178	(951)	(5,207)	229
Income tax expense (recovery)
Current	356	156	948	752
Deferred	(174)	116	(160)	(75)
	182	272	788	677
Net income (loss) and comprehensive income (loss)	$996	$(1,223)	$(5,995)	$(448)

Basic income (loss) per share	$0.04	$(0.05)	$(0.23)	$(0.02)
Diluted income (loss) per share	$0.04	$(0.05)	$(0.23)	$(0.02)

Weighted average number of shares outstanding
Basic	28,117,372	23,105,597	25,745,499	19,176,198
Diluted	28,117,372	23,105,597	25,745,499	19,176,198

Consolidated Balance Sheets
(Expressed in thousands of U.S. dollars)	December 29, 2019	December 30, 2018
(unaudited)
Assets

Current assets:
Cash	$1,368	$1,601
Accounts receivable - net	69,919	72,986
Unbilled contract assets	26,271	20,405
Inventories - net	47,826	53,203
Prepaid expenses and other assets	7,044	5,548
Derivative assets	-	15
Income taxes receivable	-	160
	152,428	153,918
Property, plant and equipment - net	25,310	28,160
Operating lease right of use assets - net	3,330	-
Goodwill	18,165	18,165
Intangible assets - net	12,747	19,935
Deferred income taxes - net	540	380
Deferred financing costs - net	859	668
Total assets	$213,379	$221,226

Liabilities and Shareholders' Equity

Current liabilities:
Revolving credit facility	$34,701	$25,020
Accounts payable	74,126	76,893
Accrued liabilities	11,164	13,040
Warrant liability	1,730	2,009
Restructuring liability	1,597	-
Contingent consideration	-	3,050
Income taxes payable	157	12
Current portion of long-term debt	1,250	1,368
Current portion of operating lease obligations	1,128	-
Current portion of finance lease obligations	1,226	1,547
	127,079	122,939

Long-term debt	33,750	56,039
Operating lease obligations	2,615	-
Finance lease obligations	8,838	9,947
Total liabilities	172,282	188,925

Shareholders’ equity:
Capital stock	508	458
Additional paid-in capital	293,389	278,648
Deficit	(252,800)	(246,805)
	41,097	32,301
Total liabilities and shareholders' equity	$213,379	$221,226

Consolidated Statements of Cash Flows

(Expressed in thousands of U.S. dollars)
(unaudited)	Three months ended		Twelve months ended
Cash provided by (used in):	December 29, 2019	December 30, 2018	December 29, 2019	December 30, 2018

Operations:
Net income (loss)	$996	$(1,223)	$(5,995)	$(448)
Items not involving cash:
Depreciation on property, plant and equipment	1,646	1,365	6,548	3,791
Amortization of Intangible assets	1,656	1,065	7,188	1,065
Unrealized foreign exchange gain on unsettled forward
exchange contracts	-	(15)	-	(353)
Write down of property, plant and equipment	(103)	-	158	-
Gain on disposal of property, plant and equipment	-	(33)	-	(30)
Deferred income taxes (recovery)	(174)	116	(160)	(75)
Amortization of deferred financing fees	292	160	1,592	194
Stock-based compensation	237	129	775	407
Change in fair value of warrant liability	640	111	(279)	111
Change in fair value of contingent consideration	-	-	(3,050)	-

Change in non-cash operating working capital:
Accounts receivable	(8,711)	(11,917)	3,067	(24,030)
Unbilled contract assets	519	(11,902)	(5,866)	(7,949)
Inventories	1,709	9,066	5,377	(8,027)
Prepaid expenses and other assets	77	119	(1,018)	(883)
Income taxes payable	421	(164)	305	(179)
Accounts payable	7,233	7,116	(2,612)	23,698
Accrued liabilities	(1,610)	3,602	(1,875)	4,921
Restructuring liability	(1,139)	(79)	1,597	-
Net change in operating lease right of use asset and liability	(464)	-	(50)	-
	3,225	(2,484)	5,702	(7,787)
Financing:
Net advances of revolving credit facility	(139)	8,314	9,681	12,829
Repayments of long-term debt	(625)	(6,500)	(23,250)	(8,000)
Net advances of long-term debt	-	62,000	-	62,000
Principal repayments of finance lease obligations	(366)	(298)	(1,565)	(487)
Repayment of equipment facility	-	(2,629)	-	-
Purchase treasury stock	(75)	-	(75)	-
Proceeds from issuance of stock options	1	-	46	361
Proceeds from issuance of common stock through rights offering	-	-	14,044	12,587
Proceeds from discontinued operations
Debt issuance and deferred financing fees	(569)	(3,415)	(940)	(3,463)
	(1,773)	57,472	(2,059)	75,827
Investing:
Acquisition of MC Assembly - net of cash acquired	-	(67,600)	-	(67,600)
Acquisition of business, net of cash acquired	-	-	-	-
Purchase of property, plant and equipment	(685)	(511)	(3,876)	(4,410)
Proceeds from leaseholding improvement				-
Proceeds from sale of property, plant and equipment	-	35	-	35
	(685)	(68,076)	(3,876)	(71,975)
Decrease in cash	767	(13,088)	(233)	(3,935)
Cash, beginning of period	601	14,689	1,601	5,536
Cash, end of the period	$1,368	$1,601	$1,368	$1,601

Supplementary Information:
Reconciliation of Adjusted Gross Profit and Adjusted Gross Profit Percentage
(unaudited)	Three months ended		Twelve months ended
	December 29, 2019	December 30, 2018	December 29, 2019	December 30, 2018

Gross Profit	$10,494	$8,291	$37,021	$21,661
Add (deduct):
Amortization of intangible assets	1,656	1,065	7,188	1,065
Unrealized foreign exchange gains or losses
on unsettled forward exchange contracts	-	(15)	-	(353)

Adjusted Gross Profit	$12,150	$9,341	$44,209	$22,373
Adjusted Gross Profit Percentage	13.5%	11.6%	11.9%	10.4%

Supplementary Information:
Reconciliation of Adjusted Net Income
(unaudited)	Three months ended		Twelve months ended
	December 29, 2019	December 30, 2018	December 29, 2019	December 30, 2018
Net income (loss)	$996	$(1,223)	$(5,995)	$(448)

add back
Amortization of intangible assets	1,656	1,065	7,188	1,065
Restructuring charges	(669)	18	7,955	172
Stock compensation expense	238	129	776	407
Fair value adjustment of warrant liability	640	111	(279)	111
Merger and acquisitions related expenses	54	1,676	286	1,676
Fair value adjustment of contingent consisderation	-	-	(3,050)	-
Unrealized foreign exchange gains or losses
on unsettled forward exchange contracts	-	(15)	-	(353)
Adjusted net income	$2,915	$1,761	$6,881	$2,630

Supplementary Information:
Reconciliation of EBITDA, EBITDA Percentage, Adjusted EBITDA and Adjusted EBITDA Percentage

(unaudited)	Three months ended		Twelve months ended
	December 29, 2019	December 30, 2018	December 29, 2019	December 30, 2018

Net income (loss)	$996	$(1,223)	$(5,995)	$(448)
Add (deduct):
Interest	2,213	1,922	10,562	3,117
Taxes	182	272	788	677
Depreciation of property, plant and equipment	1,646	1,365	6,548	3,791
Amortization of Intangible assets	1,656	1,065	7,188	1,065

EBITDA	$6,693	$3,401	$19,091	$8,202

Add (deduct):
Restructuring charges	(669)	18	7,955	172
Stock compensation expense	238	129	776	407
Fair value adjustment of warrant liability	640	111	(279)	111
Merger and acquisitions related expenses	54	1,676	286	1,676
Fair value adjustment of contingent consideration	-	-	(3,050)	-
Unrealized foreign exchange gains or losses
on unsettled forward exchange contracts	-	(15)	-	(353)

Adjusted EBITDA	$6,956	$5,320	$24,779	$10,215
Adjusted EBITDA Percentage	7.7%	6.6%	6.7%	4.7%

Supplementary Information:
Reconciliation of Net Debt
(unaudited)
	December 29, 2019	December 30, 2018
Total Debt
Revolving credit facility	$34,701	25,020
Long-term debt	38,750	62,000
Discount (long-term debt)	(3,750)	(4,593)
Finance lease obligations	10,064	11,494
Operating lease obligations	3,743	-
	$83,508	93,921
Cash	(1,368)	(1,601)
Net Debt	$82,140	92,320

Supplementary Information:
Pro-forma Consolidated Statements of Operations and Comprehensive Loss
(Unaudited)
	Three months ended
	SMTC	MC Assembly	Proforma
	December 30, 2018	December 30, 2018	December 30, 2018
Revenue	$57,325	$41,411	$98,736
Cost of sales	52,305	38,195	90,500
Gross profit	5,020	3,216	8,236
Selling, general and administrative expenses	5,879	3,990	9,869
Impairment of property,plant and equipment	-	(3)	(3)
Change in fair value of warrant liability	-	111	111
Restructuring charges	18	11	29
Operating earnings (loss)	(877)	(893)	(1,770)
Interest expense	1,799	558	2,357
Loss before income taxes	(2,676)	(1,451)	(4,127)
Income tax expense	214	31	245
Net loss, also being comprehensive loss	$(2,890)	$(1,482)	$(4,372)

Supplementary Information:
Pro-forma Consolidated Statements of Operations and Comprehensive Loss
(Unaudited)
	Twelve months ended
	SMTC	MC Assembly	Proforma
	December 30, 2018	December 30, 2018	December 30, 2018

Revenue	$192,601	$152,593	$345,194
Cost of sales	174,211	142,215	316,426
Gross profit	18,390	10,378	28,768
Selling, general and administrative expenses	16,717	11,581	28,298
Restructuring charges	172	253	425
Gain on disposal of property, plant and equipment	3	(3)	-

Operating income (loss)	1,498	(1,453)	45
Interest expense	2,994	7,164	10,158
Loss before income taxes	(1,496)	(8,617)	(10,113)
Income tax expense		-
Current	619	312	931
Deferred	-	-	-
	619	312	931
Net income, and comprehensive income	$(2,115)	$(8,929)	$(11,044)

Supplementary Information:
Reconciliation of Pro-forma Adjusted Gross Profit and Pro-forma Adjusted Gross Profit Percentage
(Unaudited)
	Three months ended
	SMTC	MC Assembly	Proforma
	December 30, 2018	December 30, 2018	December 30, 2018
Gross Profit	$5,020	$3,216	$8,236
Add (deduct):
Amortization of intangible assets	1,065	591	1,656
Unrealized foreign exchange gains or losses
on unsettled forward exchange contracts	(15)	(57)	(72)
Adjusted Gross Profit	$6,070	$3,750	$9,820
Adjusted Gross Profit %	10.6%	9.1%	9.9%

Supplementary Information:
Reconciliation of Pro-forma Adjusted Gross Profit and Pro-forma Adjusted Gross Profit Percentage
(unaudited)
	Twelve months ended
	SMTC	MC Assembly	Proforma
	December 30, 2018	December 30, 2018	December 30, 2018

Gross Profit	$18,390	$10,378	$28,768
Add (deduct):
Amortization of intangible assets	1,065	6,310	7,375
Unrealized foreign exchange gains or losses
on unsettled forward exchange contracts	(353)	(38)	(391)
Adjusted Gross Profit	$19,102	$16,650	$35,752
Adjusted Gross Profit %	9.9%	10.9%	10.4%

Supplementary Information:
Reconciliation of Pro-forma Adjusted Net Income
(Unaudited)
	Three months ended
	SMTC	MC Assembly	Proforma
	December 30, 2018	December 30, 2018	December 30, 2018
Net Loss	$(2,890)	$(1,482)	$(4,372)

Add (deduct):

Amortization of intangible assets	1,065	591	1,656
Restructuring charges	18	11	29
Stock compensation expense	129	-	129
Fair value adjustment of warrant liability	111	-	111
Merger and acquisitions related expenses	1,676	-	1,676
Fair value adjustment of contingent consideration		1,258	1,258
Unrealized foreign exchange gains or losses	(15)	(57)	(72)
Adjusted Net Income	$94	$321	$415

Supplementary Information:
Reconciliation of Pro-forma Adjusted Net Income
(unaudited)
	Twelve months ended
	SMTC	MC Assembly	Proforma
	December 30, 2018	December 30, 2018	December 30, 2018
Net Loss	$(2,115)	$(8,929)	$(11,044)

add back

Amortization of intangible assets	1,065	6,310	7,375
Restructuring charges	172	253	425
Stock compensation expense	407	-	407
Fair value adjustment of warrant liability	111	-	111
Merger and acquisitions related expenses	1,676	-	1,676
Management fees and other professional services	-	1,258	1,258
Unrealized foreign exchange gains or losses	(353)	(38)	(391)
on unsettled forward exchange contracts
Adjusted Net Income (Loss)	$963	$(1,146)	$(183)

Supplementary Information:
Reconciliation of Pro-forma EBITDA and Pro-forma Adjusted EBITDA Percentage
(Unaudited)
	Three months ended
	SMTC	MC Assembly	Proforma
	December 30, 2018	December 30, 2018	December 30, 2018

Net income	$(2,890)	$(1,482)	$(4,372)
Add (deduct):
Interest	1,799	1,712	3,511
Taxes	214	100	314
Depreciation of property, plant and equipment	879	1,390	2,269
Amortization of Intangible	1,065	591	1,656

EBITDA	$1,067	$2,311	$3,378

Add (deduct):
Restructuring charges	18	11	29
Stock compensation expense	129	-	129
Fair value adjustment of warrant liability	111	-	111
Merger and acquisitions related expenses	1,676	-	1,676
Fair value adjustment of contingent consideration	-	1,258	1,258
Unrealized foreign exchange gains or losses	(15)	(57)	(72)
on unsettled forward exchange contracts

Adjusted EBITDA	$2,986	$3,523	$6,509
Adjusted EBITDA %	5.2%	8.5%	6.6%

Supplementary Information:
Reconciliation of Proforma EBITDA and Adjusted EBITDA Percentage
(unaudited)
	Twelve months ended
	SMTC	MC Assembly	Proforma
	December 30, 2018	December 30, 2018	December 30, 2018

Net income	$(2,115)	$(8,929)	$(11,044)
Add (deduct):
Interest	2,994	7,164	10,158
Taxes	619	312	931
Depreciation of property, plant and equipment	3,305	3,879	7,184
Amortization of intanible assets	1,065	6,310	7,375
EBITDA	$5,868	$8,736	$14,604

Add (deduct):
Restructuring charges	172	253	425
Stock compensation expense	407	-	407
Fair value adjustment of warrant liability	111	-	111
Merger and acquisitions related expenses	1,676	-	1,676
Fair value adjustment of contingent consideration	-	1,258	1,258
Unrealized foreign exchange gains or losses
on unsettled forward exchange contracts	(353)	(38)	(391)
Adjusted EBITDA	$7,881	$10,209	$18,090
Adjusted EBITDA %	4.1%	6.7%	5.2%

Supplementary Information:
Reconciliation of Fiscal 2020 Guidance
(unaudited)
FY 2020

Net income	$9,000
Add:
Depreciation	7,350
Amortization of Intangible assets	3,050
Interest	8,600
Income tax expense	1,500

EBITDA	$29,500

Add:
Stock compensation expense	500

Adjusted EBITDA	$30,000

Investor Relations Contact

Peter Seltzberg
Managing Director
Darrow Associates, Inc.
516-419-9915
pseltzberg@darrowir.com